Exhibit 10.9.11

EXECUTION

OMNIBUS AMENDMENT TO MASTER REPURCHASE AGREEMENT, MORTGAGE

LOAN PARTICIPATION PURCHASE AND SALE AGREEMENT, TRANSACTIONS

TERMS LETTER AND MASTER MARGINING, SETOFF AND NETTING

AGREEMENT

Omnibus Amendment to Master Repurchase Agreement, Mortgage Loan Participation Purchase and Sale Agreement, Transactions Terms Letter and Master Margining, Setoff and Netting Agreement, dated as of December 16, 2020 (this “Amendment”), between Bank of America, N.A. (the “Buyer”) and United Wholesale Mortgage, LLC (f/k/a United Shore Financial Services, LLC) (the “Seller”).

RECITALS

The Buyer and the Seller are parties to (a) that certain Master Repurchase Agreement, dated as of December 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Master Repurchase Agreement”; and as amended by this Amendment, the “Master Repurchase Agreement”); (b) that certain Transactions Terms Letter, dated as of January 13, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Transactions Terms Letter”; and as amended by this Amendment, the “Transactions Terms Letter”); (c) that certain Mortgage Loan Participation Purchase and Sale Agreement, dated as of June 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Purchase and Sale Agreement”; and as amended by this Amendment, the “Purchase and Sale Agreement”); and (d) that certain Master Margining, Setoff and Netting Agreement, dated as of December 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Netting Agreement”; and as amended by this Amendment, the “Netting Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Master Repurchase Agreement, the Existing Transactions Terms Letter, the Existing Purchase and Sale Agreement or the Existing Netting Agreement, as applicable.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement, Existing Transactions Terms Letter, Existing Purchase and Sale Agreement and Existing Netting Agreement be amended to reflect certain agreed upon revisions to the terms thereof.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement, Existing Transactions Terms Letter, Existing Purchase and Sale Agreement and Existing Netting Agreement are hereby amended as follows:

SECTION 1.     Seller Name Change. Seller is changing its name to United Wholesale Mortgage, LLC (the “Name Change”), and accordingly, as of the date hereof each reference to “United Shore Financial Services, LLC” under the Existing Master Repurchase Agreement, Existing Transactions Terms Letter, Existing Purchase and Sale Agreement, Existing Netting Agreement and all other Principal Agreements is hereby amended to be “United Wholesale Mortgage, LLC”.

SECTION 2.     Seller Address Change. Each of the Existing Master Repurchase Agreement, Existing Transactions Terms Letter, Existing Purchase and Sale Agreement, Existing Netting Agreement and each other Principal Agreement shall be amended to reflect Seller’s updated address as follows:

United Wholesale Mortgage, LLC

[***]

[***]

Attention: [***]

Phone Number: [***]

E-mail: [***]

With a copy to:

United Wholesale Mortgage, LLC

[***]

[***]

Attention: Legal Department

E-mail: [***]

SECTION 3.     Master Repurchase Agreement Amendments. The Existing Master Repurchase Agreement is hereby amended by:

3.1     deleting all references of “United Shore Financial Services, LLC” in their entirety and replacing them with “United Wholesale Mortgage, LLC”.

3.2     deleting the definition of “Change of Control” in its entirety and replacing it with the following:

Change of Control: Change of Control shall mean any of the following with respect to any Person:

(a)     any transaction or event as a result of which any “person” or “group” (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the beneficial owner directly or indirectly, of more than 50% of the total voting power of UWM Corporation, and as a result therefrom, the Permitted Holders are the beneficial owners, directly or indirectly, of less than 50% of the total voting power of UWM Corporation;

(b)     any transaction or event as a result of which UWM Corporation ceases to serve as the manager, directly or indirectly, of Seller;

(c)     the sale, transfer, or other disposition of all or substantially all of Seller’s assets (excluding any such action permitted under this Agreement or taken in connection with any securitization transaction or routine sales of Mortgage Loans and Servicing Rights); or

(d)     the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power or equity interests of the continuing or surviving entity’s equity outstanding immediately after such merger, consolidation or such other reorganization is owned by Persons who were not equity holders of the Seller immediately prior to such merger, consolidation or other reorganization.

3.3     adding the following definition in its proper alphabetical order:

“Permitted Holders” means (i) SFS Holding Corp., (ii) any of the stockholders of SFS Holding Corp., (iii) any beneficiary of any such stockholder to the extent that such stockholder is a trust, and (iv) any other trust or entity to the extent that any Person described in clauses (i) – (iii) beneficially owns or controls such trust or entity. For the avoidance of doubt, Mathew Ishbia shall be deemed a Permitted Holder.

SECTION 4.     Transactions Terms Letter Amendments. The Existing Transactions Terms Letter is hereby amended by:

4.1     deleting all references of “United Shore Financial Services, LLC” in their entirety and replacing them with “United Wholesale Mortgage, LLC”.

SECTION 5.     Purchase and Sale Agreement Amendments. The Existing Purchase and Sale Agreement is hereby amended by:

5.1     deleting all references of “United Shore Financial Services, LLC” in their entirety and replacing them with “United Wholesale Mortgage, LLC”.

5.2     deleting the definition of “Change of Control” in its entirety and replacing it with the following:

“Change of Control”: Change of Control shall mean any of the following with respect to any Person:

(a)     any transaction or event as a result of which any “person” or “group” (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the beneficial owner directly or indirectly, of more than 50% of the total voting power of UWM Corporation, and as a result therefrom, the Permitted Holders are the beneficial owners, directly or indirectly, of less than 50% of the total voting power of UWM Corporation;

(b)     any transaction or event as a result of which UWM Corporation ceases to serve as the manager, directly or indirectly, of Seller;

(c)     the sale, transfer, or other disposition of all or substantially all of Seller’s assets (excluding any such action permitted under this Agreement or taken in connection with any securitization transaction or routine sales of Mortgage Loans and Servicing Rights); or

(d)     the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power or equity interests of the continuing or surviving entity’s equity outstanding immediately after such merger, consolidation or such other reorganization is owned by Persons who were not equity holders of the Seller immediately prior to such merger, consolidation or other reorganization..

5.3     adding the following definition in its proper alphabetical order:

“Permitted Holders” means (i) SFS Holding Corp., (ii) any of the stockholders of SFS Holding Corp., (iii) any beneficiary of any such stockholder to the extent that such stockholder is a trust, and (iv) any other trust or entity to the extent that any Person described in clauses (i) – (iii) beneficially owns or controls such trust or entity. For the avoidance of doubt, Mathew Ishbia shall be deemed a Permitted Holder.

SECTION 6.     Netting Agreement Amendments. The Existing Netting Agreement is hereby amended by:

6.1     deleting all references of “United Shore Financial Services, LLC” in their entirety and replacing them with “United Wholesale Mortgage, LLC”.

SECTION 7.     Fees and Expenses. Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 8.     Conditions Precedent. This Amendment shall become effective as of December 14, 2020 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

8.1     Third Party Approval. Evidence that Seller has obtained approvals for the Name Change from all other third parties, as applicable.

8.2     Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)     this Amendment, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller;

(b)     Power of Attorney, executed and delivered by duly authorized officers, as applicable, of the Seller;

(c)     Irrevocable Closing Instructions in the form of Exhibit B to the Master Repurchase Agreement, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller;

(d)     an Acknowledgment of Password Confidentiality Agreement in the form of Exhibit I to the Master Repurchase Agreement, executed and delivered by duly authorized officers, as applicable, of the Seller;

(e)     Amendment No. 2 to Second Amended and Restated Custodial Agreement, executed and delivered by duly authorized officers, as applicable, of the Buyer, the Seller and the Custodian;

(f)     Amendment No. 1 to Amended and Restated Electronic Tracking Agreement, executed and delivered by duly authorized officers, as applicable, of the Buyer, the Seller, MERSCORP Holdings, Inc. and Mortgage Electronic Registration Systems, Inc.;

(g)     a revised Beneficial Ownership Certification reflective of the Name Change;

(h)     a certificate of the secretary of Seller, attaching certified copies of such party’s organizational documents and resolutions approving the name change (either specifically or by general resolution) and all documents evidencing other necessary company action or governmental approvals as may be required in connection with the name change;

(i)     a certified copy of a good standing certificate from the jurisdiction of organization of Seller; and

(j)     evidence that Uniform Commercial Code Financing Statements (UCC-1) Nos. [***] and [***], filed with the Michigan Department of State, has been modified or amended pursuant to a filed UCC-3 in form and substance acceptable to Buyer in its sole discretion.

SECTION 9.     Representations and Warranties. The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Master Repurchase Agreement on its part to be observed or performed, and that no Potential Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article 8 of the Master Repurchase Agreement and Section 9 of the Purchase and Sale Agreement. The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 10.     Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement, the Existing Purchase and Sale Agreement and each other Principal Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Other than as expressly set forth herein, the execution of this Amendment by the Buyer shall not operate as a waiver of any of its rights, powers or privileges under the Master Repurchase Agreement, the Purchase and Sale Agreement or any other Principal Agreements, including without limitation, any rights, powers or privileges relating to any existing or future breaches of, Potential Defaults or Events of Default under, the Master Repurchase Agreement, the Purchase and Sale Agreement or any other Principal Agreements (whether the same or similar nature as those matters described herein or otherwise) except as expressly set forth herein. From and after the Amendment Effective Date, all references to the Seller in the Master Repurchase Agreement, Purchase and Sale Agreement, Netting Agreement and the Transactions Terms Letter shall be deemed to refer to the Seller, as converted pursuant to the Name Change.

SECTION 11.     Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 12.     Counterparts. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may, if agreed by the Buyer, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Seller agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Seller to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Buyer. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Buyer of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Buyer may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Buyer’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Buyer is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Buyer pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Buyer has agreed to accept such Electronic Signature, the Buyer shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of Seller without further verification and (b) upon the request of the Buyer any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 13.     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

BANK OF AMERICA, N.A., as Buyer

By:	/s/ Adam Robitshek
	Name:	Adam Robitshek
	Title:	Director

Signature Page to Omnibus Amendment to Master Repurchase Agreement, Purchase and Sale Agreement,

Transactions Terms Letter and Netting Agreement

UNITED WHOLESALE MORTGAGE,
LLC (F/K/A UNITED SHORE
FINANCIAL SERVICES, LLC), as Seller

By:	/s/ Blake Kolo
	Name:	Blake Kolo
	Title:	Chief Business Officer

Signature Page to Omnibus Amendment to Master Repurchase Agreement, Purchase and Sale Agreement,

Transactions Terms Letter and Netting Agreement